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                                                            Exhibit 99.(e)(1)(d)

                                    FORM OF
                                  SCHEDULE A-3

                      EATON VANCE SPECIAL INVESTMENT TRUST
                             DISTRIBUTION AGREEMENT
                          EFFECTIVE: FEBRUARY 22, 1999


Name of Fund                         Prior Agreements Relating to Class B and/or
Adopting this Agreement              Class C Assets
-----------------------              -------------------------------------------

Eaton Vance Institutional
  Emerging Markets Fund              N/A